SunCoke Energy, Inc. Q4 & FY 2025 Earnings and 2026 Guidance Conference Call

2 2Forward-Looking Statements This presentation should be reviewed in conjunction with the fourth quarter and full-year 2025 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on February 17, 2026 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation or during the related conference call that are not statements of historical fact, including those concerning our possible or assumed future results of operations, our 2026 guidance and outlook, our 2026 key initiatives, future dividends, anticipated transaction benefits and synergies of the Phoenix Global acquisition, descriptions of our business plans and strategies, and other statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward-looking statements included in this presentation or made during the related conference call are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law.

2025 Year In Review

3

Delivered FY 2025 Adjusted EBITDA[1] of $219.2M; completed the acquisition of Phoenix Global; maintained quarterly dividend

FY 2025 Objective		2025 Achievements	Commentary
Continue to deliver strong safety performance	✓	• SunCoke[2] Total Recordable Incident Rate (TRIR) of 0.55 for the full-year 2025	• Represents best-in-class safety performance
Deliver FY 2025 Consolidated Adj. EBITDA[1] of $220M - $225M	⇔	• Delivered FY 2025 Consolidated Adj. EBITDA[1] of $219.2M	• Addition of Phoenix Global for 5 months • Softer market conditions at terminals within Industrial Services segment • Change in mix of contract and spot coke sales, Granite City contract extension economics, and Algoma breach of contract in Domestic Coke segment
Support Full Cokemaking Capacity Utilization **Continue Adding New Customers at Terminals**	✓	• Extended Granite City cokemaking contract through December 31, 2026 • Extended Haverhill II cokemaking contract through December 31, 2028 • New Q2 2025 take-or-pay coal handling agreement at Kanawha River Terminal through Q2 2028	• Granite City 2026 agreement at 2025 extension economics • Key provisions of Haverhill II contract are similar to previous contracts • Full year benefit of additional barge business at KRT in 2026
Pursue Balanced Capital Allocation	✓	• Completed the acquisition of Phoenix Global on August 1st, 2025 • Paid annual dividend of $0.48/share	• Integration progressing well, continue to recognize synergies in 2026 • Pursuing Phoenix growth opportunities • Anticipate continuation of quarterly dividend

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Excludes Phoenix Global partial year TRIR

SunCoke Energy®

Q4 & FY 2025 Financial Performance

4


Q4 and FY 2025 Earnings Review
($/share)
Diluted EPS
-$1.28
-$1.64
$0.28
($1.00)
$1.12
($0.52)
Q4 2024
Q4 2025
FY 2024
FY 2025
($ in millions)
Adjusted EBITDA(1)
-$9.4M
-$53.6
$66.1
$56.7
$272.8
$219.2
Q4 2024
Q4 2025
FY 2024
FY 2025

($ in millions)	Qtr4 2024	Qtr4 2025	FY 2024	FY 2025
Domestic Coke Sales Volumes, Kt	1,032	876	4,028	3,668
Terminals Handling Volumes, Kt	5,262	4,616	22,540	20,320
Steel Customer Volumes Serviced, Kt	N/A	5,398	N/A	9,223
Domestic Coke Adjusted EBITDA	$57.3	$35.6	$234.7	$170.0
Industrial Services Adjusted EBITDA[2]	$11.5	$22.7	$50.4	$62.3
Corporate and Other Adjusted EBITDA [3]	($2.7)	($1.6)	($12.3)	($13.1)
Adjusted EBITDA (Consolidated) [1]	$66.1	$56.7	$272.8	$219.2
Operating Cash Flow	$60.9	$56.6	$168.8	$109.1

- **Q4 '25 EPS of ($1.00), down $1.28 from the prior year quarter**
  - Primarily driven by one-time items totaling $0.85/share net of tax, including a non-cash asset impairment charge primarily due to the closure of Haverhill I, site closure costs, and restructuring and transaction costs
  - Q4 '25 EPS also impacted by lower coke sales volumes in the Domestic Coke segment due to the breach of contract by Algoma
- **FY '25 EPS of ($0.52), down $1.64 from the prior year**
  - Primarily driven by one-time items totaling $0.97/share net of tax, including a non-cash asset impairment charge primarily due to the closure of Haverhill I, transaction and restructuring costs, and site closure costs
  - FY '25 EPS also impacted by the change in mix of contract and spot coke sales coupled with lower economics on the Granite City contract extension, partially offset by lower income tax expense driven by capital investment tax credits
- **Q4 '25 Consolidated Adjusted EBITDA[1] of $56.7M, a decrease of $9.4M from the prior year quarter**
  - Domestic Coke segment down $21.7M, primarily driven by lower coke sales volumes due to the breach of contract by Algoma and lower economics on the Granite City contract extension
  - Industrial Services segment up $11.2M, primarily driven by the addition of Phoenix Global, partially offset by lower terminals handling volumes
- **FY '25 Consolidated Adjusted EBITDA[1] of $219.2M, a decrease of $53.6M from the prior year**
  - Domestic Coke segment down $64.7M, primarily driven by the change in mix of contract and spot coke sales, lower economics on the Granite City contract extension, and lower coke sales volumes due to the breach of contract by Algoma
  - Industrial Services segment up $11.9M, primarily driven by the addition of Phoenix Global, partially offset by lower terminals handling volumes

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Industrial Services Adjusted EBITDA includes logistics business and Phoenix Global business
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business and Brazil cokemaking business

SunCoke Energy

Adjusted EBITDA(1) – FY 2024 to FY 2025

5

FY 2025 performance impacted by coke sales mix and lower economics at Granite City, partially offset by the addition of Phoenix Global

($ in millions)



$272.8
($64.7)
$11.9
($0.8)
$219.2
Change in mix of contract and spot coke sales
GCO contract extension at lower economics
Algoma breach of contract
Addition of Phoenix Global, partially offset by lower terminals handling volumes due to market conditions
FY 2024 Adj. EBITDA(1)
Domestic Coke
Industrial Services
Corporate and Other(2)
FY 2025 Adj. EBITDA(1)

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business and Brazil cokemaking business

SunCoke Energy

6 $189.6 $88.7 $109.1 $193.0 $24.3 Cash @ YE 2024 Net Cash Provided by Ops. Activities Net Revolver Borrowing / (Paydown) Cash Acquired from Phoenix Global Acquisition ($295.8) Phoenix Global Acquisition ($66.8) CapEx ($41.4) Dividends ($23.3) Other Cash @ YE 2025 (1) Gross leverage and net leverage calculated using Last Twelve Month (LTM) Adjusted EBITDA (2) $295.8M represents Phoenix Global acquisition price, net of Phoenix Global’s management incentive plan (MIP) cash payment of $18.2M and Phoenix Global’s portion of transaction costs cash payments of $11.1M; the MIP and transaction cost payments totaling $29.3M are included in cash provided by operating activities as a use of cash ($ in millions) Dividend of $0.48 per share Cash flow deployed strategically towards business growth, operational capital needs, and dividends to shareholders FY 2025 Capital Deployment (2) (Consolidated) Q4 '25 Total Debt $693M Gross Leverage(1) 3.16x Net Leverage(1) 2.76x Revolver Availability: $132M • ($10.3M) – finance lease buyouts/payments • ($7.4M) – cash distributions to noncontrolling interests • ($29.3M) impact from accounting treatment of a portion of Phoenix Global’s acquisition price(2) • ($30M) total AR/inventory impact from Algoma breach of contract

2026 GUIDANCE

8Adjusted EBITDA(1), FCF(2) and Leverage Trend Track record of steady Free Cash Flow(2) generation; expect to use FCF(2) for debt paydown and continued payment of dividends in 2026 (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) See appendix for a definition and reconciliation of Free Cash Flow (FCF) (3) Mid-point of 2026 gross leverage target calculated using 2025 year-end gross debt of $693M, less 2026 debt paydown of $104M (2026 FCF mid-point of $145M less $41M dividend payments), divided by 2026 Adjusted EBITDA guidance mid-point of $240M (4) 2026E Adjusted EBITDA and FCF are guidance mid-points; annual dividend $/share represents continuation of $0.12/share quarterly dividend for the full-year ($ in millions, except per share amounts) $269 $273 $219 $240 $140 $96 $40 $145 $0.36 $0.44 $0.48 $0.48 2023 2024 2025 2026E(4) 3.00x 1.86x 1.83x 3.16x 2.45x(3) Long-Term Gross Leverage Target Gross Leverage Expect gross leverage below long-term target of 3x by 2026 year-end Adjusted EBITDA FCF Annual Dividends Paid ($/share)

9Projected 2026 Adjusted EBITDA(1) Guidance Expect 2026 Consolidated Adjusted EBITDA(1) of $230M - $250M, mainly driven by the addition of Phoenix Global $219.2 FY 2025 Adj. EBITDA (Consolidated) ($2) – ($8) Domestic Coke $28 – $38 Industrial Services ($5) – ($9) Corporate and Other $230 - $250 FY 2026 Adj. EBITDA Guidance (Consolidated) (1) See appendix for a definition and reconciliation of Adjusted EBITDA ($ in millions) Normalized bonus expense and Phoenix integration-related IT costs Full year of Phoenix Global and improvement in terminals handling volumes ~220Kt lower contract blast coke sales (1) (1)

2026 Domestic Coke Business Outlook

10

2026 Domestic Coke Adjusted EBITDA estimated to be $162M - $168M; all foundry and spot coke sales finalized for 2026

Domestic Coke Performance



(Coke Sales, Kt)
$170.0M
$162M - $168M
3,668
~3,400(1)
FY 2025
FY 2026E
Adjusted EBITDA(2)

- **Haverhill I operations to be shut down due to breach of contract by Algoma**
  - ~500Kt lower blast furnace coke production/sales represented lowest margin tons; expect modestly higher Domestic Coke Adjusted EBITDA per ton in 2026
  - Revised total Domestic Coke blast furnace equivalent capacity of ~3,690Kt[1]
- **Extension of Granite City contract at 2025 economics through December 31, 2026**
- **Contract extension with Cleveland-Cliffs at Haverhill II**
  - 3-year term, supplying 500Kt per year
  - Similar economics to previous contracts
- **Operating coke fleet at full utilization and sold out for the year**
  - ~3,000Kt contracted blast furnace coke sales
  - Remaining capacity to be sold in foundry and spot coke markets
- **Slow start to 2026**
  - Middletown turbine failure (insured event) impacting power production; the turbine is expected to be back in operation mid-year
  - Severe winter weather impacting several sites

(1) The production of foundry coke does not replace blast furnace coke on a ton for ton basis, resulting in a difference between guidance of ~3,400Kt coke sales (inclusive of foundry and blast) versus the stated Domestic Coke blast furnace equivalent capacity of ~3,690Kt

(2) See appendix for a definition and reconciliation of Adjusted EBITDA

SunCoke Energy®

112026 Industrial Services Outlook 2026 Industrial Services Adjusted EBITDA estimated to be $90M - $100M; full year of Phoenix Global and improvement in terminals handling volumes Industrial Services Performance 20,320 9,223 $62.3M FY 2025 $90M - $100M ~24,000 ~22,000 FY 2026E • 2026 Industrial Services outlook based on expectations for improvement in market conditions ▪ Full year of Phoenix Global in 2026 ▪ Terminals handling volumes largely market-driven; current guidance assumes improved market conditions in 2026 ▪ Partial synergies included in 2026 guidance; expect to continue recognizing synergies in 2027 (1) (1) See appendix for a definition and reconciliation of Adjusted EBITDA Adjusted EBITDA Terminals handling volumes, Kt Steel customer volumes serviced, Kt

2026 Guidance Summary

12

Expect 2026 Consolidated Adjusted EBITDA[(1)] of $230M - $250M; 2026 Free Cash Flow[(2)] of $140M - $150M

Metric	2025 Results	2026 Guidance*
Adjusted EBITDA Consolidated[(1)]	$219.2M	$230M - $250M
Domestic Coke EBITDA	$170.0M	$162M - $168M
Industrial Services EBITDA	$62.3M	$90M - $100M
Domestic Coke Sales	3.67M tons	~3.4M tons
Domestic Coke Production	3.75M tons	~3.4M tons
Domestic Coke Adjusted EBITDA/ton[(3)]	$46.35/ton	$48 - $50/ton
Total Capital Expenditures	$66.8M	$90M - $100M
Operating Cash Flow	$109.1M	$230M - $250M
Cash Taxes[(4)]	$4.7M	($8M) - ($12M)

* The Company's 2026 guidance is based on the Company's current estimates and assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these estimates and assumptions, the Company's expectations may change. There can be no assurances that SunCoke will achieve the results expressed by this guidance.

Adjusted EBITDA to FCF Walk

	2025	2026E	
($ in millions)	Actuals	Low End	High End
Adjusted EBITDA[(1)]	**$219**	**$230**	**$250**
Cash interest, net	($25)	($35)	($33)
Cash taxes	($5)	$8	$12
Total capex	($67)	($90)	($100)
Restructuring Costs[(5)]	($4)	$0	$0
Transaction and Debt Issuance Costs[(6)]	($13)	$0	$0
Deferral of cash receipt from Algoma breach of contract[(7)]	($30)	$0	$0
Cash impact from accounting treatment of a portion of Phoenix Global's acquisition price[(8)]	($29)	$0	$0
Non-cash items and other working capital changes	($6)	$27	$21
Free Cash Flow (FCF)[(2)]	**$40**	**$140**	**$150**

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) See appendix for a definition and reconciliation of Free Cash Flow
(3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales
(4) Expecting cash tax refund in 2026 related to tax credits generated in prior years, offsetting cash tax payments in 2026, resulting in net cash tax receipt guidance for 2026
(5) Reflects severance and other related charges primarily associated with the acquisition of Phoenix Global
(6) Reflects costs incurred related to the Phoenix Global acquisition, the granulated pig iron project with U.S. Steel, and the extension of the revolving credit facility
(7) Reflects total cash impact from deferred AR receipts and coal/coke in inventory at year-end
(8) Phoenix Global's management incentive plan and transaction costs cash payments totaling $29.3M are included in cash provided by operating activities as a use of cash

SunCoke Energy®

13 13 • Further strengthen customer relationships and grow market share in foundry business • Expand product and customer base in Industrial Services segment Strengthen Customer Bases for Coke and Industrial Services Businesses 2026 Key Initiatives • $230M - $250M Adjusted EBITDA(1) • $140M - $150M Free Cash Flow(2) generation to support capital allocation priorities of deleveraging and returning capital to shareholders Achieve 2026 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Continue to provide reliable, high-quality products and services to our customers Deliver Operational Excellence and Optimize Asset Utilization • Continue to execute against our well-established capital allocation priorities of exploring growth opportunities, deleveraging, and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA (2) See appendix for a definition and reconciliation of Free Cash Flow

APPENDIX

15 Domestic Coke Performance Domestic Coke Business Summary Domestic Coke performance impacted by mix of contract and spot coke sales, lower Granite City contract economics, and breach of contract by Algoma 127 108 121 128 110 325 303 292 299 287 248 200 229 241 198 167 146 150 154 165 156 148 155 160 155 $57.3M $49.9M $40.5M $44.0M $35.6M Q4 ’24 Q1 ’25 Q2 ’25 Q3 ’25 Q4 ’25 1,023 905 947 982 915 Adjusted EBITDA(1) Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix 951K1,032K 876K943K898K 468 496 1,180 1,220 868 450 615 590 618 619 $170.0M FY ’25 $162M - $168M FY ’26E 3,749 3,375 3,668K ~3,400K

16Industrial Services Business Summary Industrial Services segment includes former Logistics segment and Phoenix Global (1) 2025 customer volumes serviced represent a partial year of 5 months (2) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix Industrial Services Performance 5,262 5,724 4,746 5,235 4,616 3,825 5,398 $11.5M $13.7M $7.7M $18.2M $22.7M Q4 ’24 Q1 ’25 Q2 ’25 Q3 ’25 Q4 ’25 Terminals handling volumes, Kt Steel customer volumes serviced, Kt Adjusted EBITDA(2) 20,320 24,000 9,223 22,000 $62.3M FY ’25 $90M - $100M FY ’26E (1)

17 17 In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non- GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, gains or losses on derivative instruments, site closure costs and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under U.S. GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on U.S. GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with U.S. GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with U.S. GAAP. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures and debt issuance costs. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. NON-GAAP FINANCIAL MEASURES

Coke Facility Capacity and Contract Duration/Volume

18

Facility	Capacity[1]	Customer	Contract Expiry	Contract Volume
Indiana Harbor	1,220 Kt	Cliffs Steel	Sep. 2035	Capacity
Middletown	550 Kt[2]	Cliffs Steel	Dec. 2032	Capacity
Granite City	650 Kt	US Steel	Dec. 2026	Capacity[3]
Haverhill II /Jewell	1,270Kt	Cliffs Steel	Dec. 2028	500 Kt
		Algoma Steel[4]	Dec. 2026	150 Kt
		Various Foundries	N/A	Varies

(1) Capacity represents blast furnace equivalent production capacity
(2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a "run of oven" basis, which represents >600k tons per year
(3) Will operate in a turn-down mode in 2026 as part of the contract extension
(4) As of Q3 2025, Algoma has refused to accept any additional coke tons; SunCoke actively pursuing enforcement of contract

SunCoke Energy®

19 19Balance Sheet & Debt Metrics 2025 2026 2027 2028 2029 2030 Consolidated Total Sr. Notes -$ -$ -$ -$ 500.0$ -$ 500.0$ Revolver - - - - - 193.0 193.0 Total -$ -$ -$ -$ 500.0$ 193.0$ 693.0$ As of 12/31/2025 ($ in millions) ($ in millions) As of 12/31/2025 As of 12/31/2024 Cash 89$ 190$ Available Revolver Capacity 132$ 350$ Total Liquidity 221$ 540$ Gross Debt (Long and Short-term) 693$ 500$ Net Debt (Total Debt less Cash) 604$ 310$ LTM Adjusted EBITDA 219$ 273$ Gross Debt / LTM Adjusted EBITDA 3.16x 1.83x Net Debt / LTM Adjusted EBITDA 2.76x 1.14x Adjusted EBITDA Gross Leverage (1) Net Leverage (1) 2.34x - 2.58x 1.98x - 2.20x 2026 Guidance $230M - $250M (1) 2026 gross and net leverage guidance calculated assuming all free cash flow in excess of $41M in dividend payments is used to pay down debt

20 202026 Adjusted EBITDA Guidance Reconciliation Free Cash Flow Guidance Reconciliation (1) Reflects costs incurred related to the extension of the revolving credit facility Low High Net Income $25 $43 Depreciation and amortization expense 164 160 Interest expense, net 33 37 Income tax expense 8 10 Adjusted EBITDA (Consolidated) $230 $250 ($ in millions) 2025 ($ in millions) Actuals Low High Operating Cash Flow $109 $230 $250 Capital Expenditures (67) (90) (100) Debt Issuance Costs(1) (2) - - Free Cash Flow (FCF) $40 $140 $150 2026E

21 21Net Income to FCF Reconciliation Low End High End Net Income $25 $43 Depreciation and amortization expense 164 160 Interest expense, net 33 37 Income tax expense 8 10 Adjusted EBITDA (Consolidated) $230 $250 Cash interest, net (35) (33) Cash taxes 8 12 Total capex (90) (100) Non-cash items and working capital changes 27 21 Free Cash Flow (FCF) $140 $150 ($ in millions) 2026E

22 22Reconciliation to Adjusted EBITDA (1) Reflects severance and other related charges primarily associated with the Phoenix Global acquisition (2) Reflects costs incurred related to the Phoenix Global acquisition and the granulated pig iron project with U.S. Steel (3) Primarily reflects incremental costs incurred associated with closing certain Phoenix Global operating sites (4) Primarily reflects non-cash asset impairment charge due to the closure of our Haverhill I cokemaking facility 2025 Q2 2025 Q3 2025 Q4 Year 2025 ($ in millions) Q1 '24 Q2 '24 Q3 '24 Q4 '24 FY '24 Q1 '25 Q2 '25 Q3 '25 Q4 '25 FY '25 Net Income 21.1$ 23.3$ 33.3$ 25.8$ 103.5$ 19.4$ 3.5$ 23.8$ (85.5)$ (38.8)$ Depreciation and amortization expense 33.3 28.7 28.1 28.8 118.9 28.8 28.6 37.4 58.8 153.6 Interest expense, net 6.3 5.8 5.7 5.6 23.4 5.2 5.4 8.4 9.4 28.4 Income tax expense 7.1 5.6 8.2 4.1 25.0 5.6 0.9 (18.8) (21.7) (34.0) Loss on derivative forward contracts - - - - - - - 0.7 - 0.7 Restructuring costs(1) - - - - - - 0.5 3.0 0.9 4.4 Transaction costs(2) 0.1 0.1 - 1.8 2.0 0.8 4.7 4.6 0.6 10.7 Site closure costs(3) - - - - - - - - 3.9 3.9 Long-lived asset impairment(4) - - - - - - - - 90.3 90.3 Adjusted EBITDA 67.9$ 63.5$ 75.3$ 66.1$ 272.8$ 59.8$ 43.6$ 59.1$ 56.7$ 219.2$

23 23Adjusted EBITDA and Adjusted EBITDA per ton (1) Industrial Services segment includes the results of our logistics business and Phoenix Global business (2) Corporate and Other includes the results of our legacy coal mining business and Brazil cokemaking business ($ in millions, except per ton data) Adjusted EBITDA Sales Volumes, Kt Adjusted EBITDA per ton Adjusted EBITDA Terminals Handling Volumes, Kt Steel Customer Volumes Serviced, Kt FY 2025 $170.0 3,668 $46.35 $62.4 20,320 9,223 ($13.1) $219.3 Q4 2025 $35.6 876 $40.64 $22.8 4,616 5,398 ($1.6) $56.8 Q3 2025 $44.0 951 $46.27 $18.2 5,235 3,825 ($3.1) $59.1 Q2 2025 $40.5 943 $42.95 $7.7 4,746 ($4.6) $43.6 Q1 2025 $49.9 898 $55.57 $13.7 5,724 ($3.8) $59.8 FY 2024 $234.7 4,028 $58.27 $50.4 22,540 ($12.3) $272.8 Q4 2024 $57.3 1,032 $55.52 $11.5 5,262 ($2.7) $66.1 Q3 2024 $58.1 1,027 $56.57 $13.7 5,843 $3.5 $75.3 Q2 2024 $57.9 973 $59.51 $12.2 5,982 ($6.6) $63.5 Q1 2024 $61.4 996 $61.65 $13.0 5,453 ($6.5) $67.9 Domestic Coke Industrial Services(1) Corporate and Other(2) Consolidated Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton

24Historical Reconciliations to Adjusted EBITDA (1) Reflects costs incurred related to potential mergers and acquisitions and the granulated pig iron project with U.S. Steel Historical Reconciliations to Free Cash Flow ($ in millions) FY '23 FY '24 Net Income 63.5$ 103.5$ Depreciation and amortization expense 142.8 118.9 Interest expense, net 27.3 23.4 Income tax expense 34.3 25.0 Transaction costs(1) 0.9 2.0 Adjusted EBITDA 268.8$ 272.8$ 2023 2024 ($ in millions) Actuals Actuals Operating Cash Flow $249 $169 Capital Expenditures (109) (73) Free Cash Flow (FCF) $140 $96 ($ in millions) As of 12/31/2023 As of 12/31/2024 Cash 140$ 190$ Available Revolver Capacity 350$ 350$ Total Liquidity 490$ 540$ Gross Debt (Long and Short-term) 500$ 500$ LTM Adjusted EBITDA 269$ 273$ Gross Debt / LTM Adjusted EBITDA 1.86x 1.83x Historical Gross Leverage Calculations